UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 21, 2014, Williams-Sonoma, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its first fiscal quarter ended May 4, 2014. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated May 21, 2014 titled Williams-Sonoma, Inc. announces first quarter 2014 results; Comparable brand revenues grow 10%; Operating income grows 17%, EPS increases 20% to $0.48; Raises financial guidance for fiscal year 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: May 21, 2014	By:	/s/ Julie P. Whalen
Julie P. Whalen
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 21, 2014 titled Williams-Sonoma, Inc. announces first quarter 2014 results; Comparable brand revenues grow 10%; Operating income grows 17%, EPS increases 20% to $0.48; Raises financial guidance for fiscal year 2014

4